SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

 Filed by the Registrant /X/

 Filed by a Party other than the Registrant / /

 Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential,for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            ALPHA 1 BIOMEDICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                November 8, 2000



Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Alpha 1 Biomedicals, Inc., to be held at 10:00 a.m., local time, on Friday, December 15, 2000, at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814.

         An important  aspect of the annual meeting  process is the  stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of three directors of the Company; (ii) a proposed amendment to the Company's certificate of incorporation to change the Company's name from "Alpha 1 Biomedicals, Inc." to "RegeneRx Biopharmaceuticals, Inc."; (iii) a proposed amendment to the Company's certificate of incorporation to increase the number of shares of common stock authorized for issuance from 20,000,000 to 100,000,000; (iv) approval of the Company's 2000 Stock Option and Incentive Plan; and (v) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors.

         I encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and vote your shares as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. As your Chairman and President, I want to express my appreciation for your confidence and support.

                                 Very truly yours,




                                 Allan L. Goldstein, Ph.D.
                                 Chairman, President and Chief
                                  Executive Officer

                            ALPHA 1 BIOMEDICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                   ------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 15, 2000
                   ------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alpha 1 Biomedicals, Inc. will be held as follows:

TIME................... 10:00 a.m. local time
DATE................... Friday, December 15, 2000
PLACE.................. Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda,
                        Maryland 20814
ITEMS OF BUSINESS.......             (1)    To elect three directors, each for a
                                            term expiring at next year's annual
                                            meeting of stockholders.

                                     (2)      To approve a  proposed  amendment
                                               to the Company's  certificate  of
                                               incorporation   to   change   the
                                               Company's   name  from  "Alpha  1
                                               Biomedicals, Inc." to "RegeneRx
                                               Biopharmaceuticals, Inc."

                                      (3)      To approve a  proposed  amendment
                                               to the Company's  certificate  of
                                               incorporation   to  increase  the
                                               number of shares of common  stock
                                               authorized   for  issuance   from
                                               20,000,000 to 100,000,000.

                                      (4)      To  approve  the  Company's  2000
                                               Stock Option and Incentive Plan.

                                      (5)      To  ratify  the   appointment  of
                                               Reznick Fedder & Silverman,  P.C.
                                               as  the   Company's   independent
                                               auditors   for  the  fiscal  year
                                               ending December 31, 2000.

                                      (6)      To  transact  any other  business
                                               that may properly come before the
                                               meeting  and any  adjournment  or
                                               postponement of the meeting.

RECORD DATE.............Holders of record of the Company's common stock at the close of business on October 23, 2000 will be entitled to vote at the meeting or any adjournment of the meeting.

ANNUAL REPORT...........The Company's Annual Report on Form 10-KSB for the year ended
                        December 31, 1999 is enclosed.

PROXY VOTING............It is important that your shares be represented and voted at the meeting.  You can vote your shares by returning the enclosed proxy card in the enclosed envelope.  Regardless of the number of shares you own, your vote is very important.  Please act today.


                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          ALLAN L. GOLDSTEIN
                                          Chairman of the Board

Bethesda, Maryland
November 8, 2000

                            ALPHA 1 BIOMEDICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                  --------------------------------------------
                                 PROXY STATEMENT
                  --------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 15, 2000


                                TABLE OF CONTENTS

                                                                           PAGE
INTRODUCTION.................................................................1

INFORMATION ABOUT THE ANNUAL MEETING.........................................1
    What is the purpose of the annual meeting?...............................1
    Who is entitled to vote?.................................................2
    What if my shares are held in "street name" by a broker?.................2
    How many shares must be present to hold the annual meeting?..............2
    What if a quorum is not present at the annual meeting?...................2
    How do I vote?...........................................................2
    Can I change my vote after I submit my proxy?............................3
    How does the Board of Directors recommend I vote on the proposals?.......3
    What if I do not specify how my shares are to be voted?..................3
    Will any other business be conducted at the annual meeting?..............3
    How many votes are required to elect the director nominees?..............3
    What happens if a nominee is unable to stand for election?...............4
    How many votes are required to approve the other proposals?..............4
    How will abstentions be treated?.........................................4
    How will broker non-votes be treated?....................................4

STOCK OWNERSHIP..............................................................4
    Stock Ownership of Significant Stockholders, Directors and
      Executive Officers.....................................................4
    Section 16(a) Beneficial Ownership Reporting Compliance..................6

PROPOSAL 1 - ELECTION OF DIRECTORS...........................................6
    Board of Directors' Meetings and Committees..............................7
    Directors' Compensation..................................................7
    Summary Compensation Table...............................................8
    Certain Transactions.....................................................9

PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION
    TO CHANGE THE COMPANY'S NAME............................................10

PROPOSAL 3 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION
    TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.......................10

PROPOSAL 4 - APPROVAL OF THE 2000 STOCK OPTION AND INCENTIVE PLAN...........12

PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF AUDITORS........................15

OTHER MATTERS...............................................................16

ADDITIONAL INFORMATION......................................................16
         Proxy Solicitation Costs...........................................16
         Stockholder Proposals for 2001 Annual Meeting......................16

                            ALPHA 1 BIOMEDICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992


                  --------------------------------------------

                                 PROXY STATEMENT

                  --------------------------------------------



                                  INTRODUCTION

         The Board of Directors of Alpha 1 Biomedicals, Inc. (the "Company") is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's upcoming Annual Meeting of Stockholders. The annual meeting will be held on December 15, 2000 at 10:00 a.m., local time, at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814. At the annual meeting, stockholders will be asked to vote on five proposals: (1) the election of three directors of the Company, each to serve for a term expiring at next year's annual meeting of stockholders; (2) the approval of a proposed amendment to the Company's certificate of incorporation to change the Company's name from "Alpha 1 Biomedicals, Inc." to "RegeneRx Biopharmaceuticals, Inc."; (3) the approval of a proposed amendment to the Company's certificate of incorporation to increase the number of shares of common stock authorized for issuance from 20,000,000 to 100,000,000; (4) the approval of the Company's 2000 Stock Option and Incentive Plan; and (5) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2000. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the annual meeting, although the Board of Directors knows of no other business to be presented.

         By submitting your proxy, you authorize the Company's Board of Directors to represent you and vote your shares at the annual meeting in accordance with your instructions. The Board also may vote your shares to adjourn the annual meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the annual meeting.

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, filed by the Company with the Securities and Exchange Commission, is enclosed. The Quarterly Reports on Form 10-QSB filed by the Company with the SEC are available on the SEC's website, at "www.sec.gov." Neither the Form 10-KSB nor any of the Company's quarterly reports or other SEC filings constitute a part of the proxy solicitation materials and none of these filings are incorporated into this proxy statement by reference.

         This proxy statement and the accompanying materials are being mailed to stockholders on or about November 8, 2000.

         Your vote is important. Whether or not you plan to attend the annual meeting, please vote promptly.


                      INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

         At the annual meeting, stockholders will be asked to vote on the following proposals:

         Proposal 1.       Election of three  directors of the Company,  each
                           for a term expiring at next year's annual meeting of stockholders;

         Proposal 2.       Approval of a proposed  amendment to the Company's
                           certificate of incorporation to change the Company's name from "Alpha 1 Biomedicals, Inc." to "RegeneRx
                           Biopharmaceuticals, Inc.;"

         Proposal 3.       Approval of a proposed  amendment to the Company's
                           certificate of incorporation to increase the number of shares of common stock authorized for issuance from 20,000,000 to 100,000,000;

         Proposal 4.       Approval of the  Company's  2000 Stock Option and
                           Incentive Plan; and

         Proposal 5.       Ratification of the appointment of Reznick Fedder
                           &  Silverman,   P.C.  as  the  Company's  independent
                           auditors for the fiscal year ending December 31, 2000.

Stockholders also will act on any other business that may properly come before the annual meeting. Members of our management team will be present at the meeting to respond to your questions.

Who is entitled to vote?

         The record date for the meeting is October 23, 2000. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. The only class of stock entitled to be voted at the annual meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the annual meeting. At the close of business on the record date, there were 19,477,429 shares of common stock outstanding.

What if my shares are held in "street name" by a broker?

         If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, your shares will be treated as "broker non-votes." Proposal 4 is expected to be considered a "non-discretionary" item. All other proposals are expected to be considered "discretionary items."

How many shares must be present to hold the annual meeting?

         A quorum must be present at the annual meeting for any business to be conducted. The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the annual meeting.

What if a quorum is not present at the annual meeting?

         If a quorum is not present at the scheduled time of the annual meeting, the stockholders who are represented may adjourn the annual meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the annual meeting.

How do I vote?

         1. YOU MAY VOTE BY PROXY. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you.

         2. YOU MAY VOTE IN PERSON AT THE ANNUAL MEETING. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. Note, however, that if your shares are held in "street name" with a bank, broker or some other third party, you will need to obtain a proxy from the record holder of your shares indicating that you were the beneficial owner of those shares on October 23, 2000, the record date for voting at the annual meeting. You are encouraged to vote by proxy prior to the annual meeting even if you plan to attend the annual meeting.

Can I change my vote after I submit my proxy?

         Yes, you may revoke your proxy and change your vote at any time before the polls close at the annual meeting by:

       o  submitting another proxy with a later date;
       o giving written notice of the revocation of your proxy to the Company's Secretary prior to the annual meeting; or
       o voting in person at the annual meeting. Your proxy will not be automatically revoked by your mere attendance at the annual meeting; you must actually vote at the annual meeting to revoke a prior proxy.

How does the Board of Directors recommend I vote on the proposals?

        Your Board recommends that you vote:

       o FOR election of the three nominees named in this proxy statement to the Board of Directors;
       o FOR approval of the proposed amendment to the Company's certificate of incorporation to change the Company's name from "Alpha 1 Biomedicals, Inc." to "RegeneRx Biopharmaceuticals, Inc.";
       o FOR approval of the proposed amendment to the Company's certificate of incorporation to increase the number of shares of common stock authorized for issuance from 20,000,000 to 100,000,000;
       o  FOR approval of the Company's  2000 Stock Option and  Incentive  Plan;
          and
       o FOR ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2000.

What if I do not specify how my shares are to be voted?

        If you are a stockholder of record and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

       o FOR election of the three nominees named in this proxy statement to the Board of Directors; and
       o  FOR each of the other proposals.

        If your shares are held in "street name" with a broker, your broker may vote your shares in its discretion with respect to "discretionary" items. In the case of "non-discretionary" items, your shares will not be voted.

Will any other business be conducted at the annual meeting?

         The Board of Directors knows of no other business that will be presented at the annual meeting. If, however, any other proposal properly comes before the stockholders for a vote at the annual meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

How many votes are required to elect the director nominees?

         The affirmative vote of a plurality of the votes cast at the annual meeting by the holders of shares present in person or by proxy at the annual meeting and entitled to vote is required to elect the three nominees named in this proxy statement as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No persons have been nominated for election other than the three nominees named in this proxy statement. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although such shares will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

         If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected (if the Board first amends the Company's Bylaws to permit the reduction) or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

How many votes are required to approve the other proposals?

         The proposals to amend the Company's certificate of incorporation to change the Company's name and to increase the number of shares of common stock authorized for issuance must each be approved by the affirmative vote of a majority of the outstanding shares of common stock. Approval of the 2000 Stock Option and Incentive Plan and the ratification of the appointment of auditors each require the affirmative vote of a majority of the votes cast by the holders of shares present at the annual meeting in person or by proxy and entitled to vote on the matter. Approval of the 2000 Stock Option and Incentive Plan is conditioned upon approval of the proposal to increase the number of authorized shares. Therefore, if the proposal to increase the number of authorized shares is not approved, then the proposal to approve the 2000 Stock Option and Incentive Plan will be deemed not to have been approved. This is because the remaining number of shares of common stock currently authorized for issuance is not sufficient to allow for the grant of options under the 2000 Stock Option and Incentive Plan.

How will abstentions be treated?

         If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast by the holders of shares present in person or by proxy at the annual meeting, abstaining is not offered as a voting option for Proposal 1. If you abstain from voting on any other proposal, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the effect of a vote against the proposal.

How will broker non-votes be treated?

         Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast or treated as shares entitled to vote. Consequently, broker non-votes will have the effect of votes against Proposals 2 and 3 (name change and authorized shares increase) and no effect on any of the other proposals.

                                 STOCK OWNERSHIP

Stock Ownership of Significant Stockholders, Directors and Executive Officers

         The following table shows, as of October 23, 2000, the beneficial ownership of the Company's common stock by:

       o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock;

       o  each director of the Company; and

       o  all of the executive officers and directors of the Company as a group.

         The persons named in the following table have sole voting and dispositive powers for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to outstanding options, warrants or other rights to acquire held by a person that are currently exercisable or exercisable within 60 days after October 23, 2000 are included in the number of shares beneficially owned by the person and deemed outstanding shares for purposes of calculating the person's percentage ownership. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. As of October 23, 2000, there were 19,477,429 shares of Company common stock outstanding.

                                                                                                       Percent of
                                                                                      Beneficial      Common Stock
                    Name of Beneficial Owner                                           Ownership       Outstanding
-----------------------------------------------------------------        -----------------------   -------------------
Roger H. Samet                                                                         997,050(1)         5.04%
J. J. Finkelstein                                                                    1,875,000(2)         9.63
Richard J. Hindin                                                                    1,885,000(3)         9.68
Sidney J. Silver                                                                     1,875,000(4)         9.63
Allan L. Goldstein, Chairman, President and Chief                                    2,342,491(5)        12.03
  Executive Officer
Michael L. Berman,                                                                      89,450(6)         0.46
  Former Chief Executive Officer
Joseph C. McNay, Director                                                              792,000(7)         4.03
Albert Rosenfeld, Director, Secretary and Treasurer                                     25,100(8)         0.13
All executive officers and directors as a group (3 persons)                          3,159,591(9)        16.06

----------
(1) As reported by Mr. Samet on Amendment No. One to a Schedule 13D filed with the SEC on February 24, 1999. Mr. Samet reported sole voting and dispositive powers as to all shares listed. Included among the shares listed are 292,050 shares which Mr. Samet has the right to acquire pursuant to Class D warrants issued to him by the Company. Mr. Samet's address is 254 East 68th Street, #29B, New York, NY 10021.

(2)  As  reported  by Mr.  Finkelstein  on a Schedule  13D filed with the SEC on
     November  7,  2000.  The  address  for  Mr.  Finkelstein  is  c/o  Alpha  1
     Biomedicals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(3) As reported by Mr. Hindin on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Hindin is 407 Chain Bridge Road, McLean, Virginia 22101.

(4) As reported by Mr. Silver on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Silver is c/o Silver, Freedman & Taff, L.L.P., 1100 New York Avenue, N.W., Washington, D.C. 20005.

(5) As reported by Dr. Goldstein on a Schedule 13D filed with the SEC on November 7, 2000. Consists of (i) 2,249,285 shares owned directly by Dr. Goldstein over which he has sole voting and dispositive powers; and (ii) 93,206 shares held by Dr. Goldstein's wife with respect to which Dr. Goldstein shares voting and dispositive powers. The address for Dr. Goldstein is c/o Alpha 1 Biomedicals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(6) Consists of (i) 68,000 shares directly owned by Dr. Berman over which he has sole voting and dispositive powers; and (ii) 21,450 shares which Dr. Berman has the right to acquire pursuant to the exercise of Class D warrants. The address for Dr. Berman is c/o Alpha 1 Biomedicals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(7) Consists of (i) 612,000 shares owned directly by Mr. McNay over which he has sole voting and dispositive powers; (ii) 15,000 shares which Mr. McNay has the right to acquire through the exercise of stock options that are currently exercisable; and (iii) 165,000 shares which Mr. McNay has the right to acquire pursuant to the exercise of Class D warrants. The address for Mr. McNay is c/o Alpha 1 Biomedicals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(8) Consists of (i) 10,100 shares owned directly by Mr. Rosenfeld over which he has sole voting and dispositive powers; and (ii) 15,000 shares which Mr. Rosenfeld has the right to acquire through the exercise of stock options that are currently exercisable. The address for Mr. Rosenfeld is c/o Alpha 1 Biomedicals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(9) Consists of (i) 2,871,385 shares owned directly by all directors and executive officers of the Company as a group; (ii) 30,000 shares which all directors and executive officers as a group have the right to acquire through the exercise of stock options that are currently exercisable; (iii) 93,206 shares owned by family members of all directors and executive officers as a group; and (iv) 165,000 shares which all directors and executive officers as a group have the right to acquire pursuant to the exercise of Class D warrants. Does not include shares held by Dr. Berman, the Company's former Chief Executive Officer.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to report to the SEC their initial ownership of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to the Company's executive officers and directors during 1999 were met except for the inadvertent failure to report on Form 5 one transaction by Dr. Goldstein.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Company's Board of Directors consists of three directors. Directors are elected annually to serve one-year terms.

         The three individuals listed below each have been nominated for election as a director at the annual meeting, to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected (if it first amends the Company's Bylaws to permit the reduction) or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

         The affirmative vote of a plurality of the votes cast at the annual meeting by the holders of shares present in person or by proxy at the annual meeting is required to elect the nominees named below as directors. Your Board of Directors recommends that you vote "FOR" the election of each of the nominees.

         The following table sets forth, with respect to each nominee, his name and age, the year in which he first became a director of the Company, and his principal occupation and business experience during the past five years.


         Nominee, Year First                                Principal Occupation and
     Became Director of Company       Age                      Business Experience
-------------------------------------------------------------------------------------------------------------
Allan L. Goldstein, 1982               63    Chairman of the Board of the Company since 1982; Chief Executive
                                             Officer of the Company from 1982 to 1986, and 1999 to present; Chief
                                             Scientific Advisor of the Company from 1982 to present; Professor and Chairman of Department of Biochemistry and Molecular Biology
                                             at The George Washington University School of Medicine and Health
                                             Sciences from 1978 to present.


        Nominee, Year First                                Principal Occupation and
     Became Director of Company       Age                      Business Experience
-------------------------------------------------------------------------------------------------------------

Joseph C. McNay, 1987                  66    Chairman and Director of Essex Investment Management Company,
                                             Inc., a registered investment advisor, from 1976 to present; Director of
                                             Softech, Inc. and MPSI System, Inc.
Albert Rosenfeld, 1982                 79    Secretary - Treasurer of the Company from 1999 to present;
                                             Consultant on Future Programs for March of Dimes Birth Defect
                                             Foundation from 1973 to present; Adjunct Professor, Department of
                                             Human Biological Chemistry and Genetics at University of Texas
                                             Medical Branch, from 1974 to 1998; frequent author and lecturer on scientific matters.


Board of Directors' Meetings and Committees

         The Company's Board of Directors met once in fiscal 1999. Each director attended this meeting. During fiscal 1999, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Audit, Compensation and Stock Option committees.

         The Audit Committee seeks to ensure that appropriate audits of the Company are conducted. In carrying out this responsibility, the Audit Committee meets regularly with management and representatives of the Company's independent auditors and reviews the scope of internal and external audit activities and the results of the annual audit. The independent auditors have direct access to the Audit Committee to discuss the results of their examination, the adequacy of the internal accounting controls and the integrity of financial reporting. The members of the Audit Committee are Directors McNay and Rosenfeld. The Audit Committee did not meet during fiscal 1999.

         The Compensation Committee is responsible for the determination of compensation paid to executive officers. The members of the Compensation Committee are Directors McNay and Rosenfeld. The Compensation Committee did not meet in fiscal 1999.

         The Stock Option Committee is responsible for administering the Company's stock option plans and in this capacity approves stock option grants. Each director is a member of the Stock Option Committee. The Stock Option Committee did not meet in fiscal 1999.

         The entire Board of Directors of the Company acts as the Nominating Committee for selecting nominees for election to the Board. The Nominating
Committee generally meets once per year to make nominations. While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations. Pursuant to the Company's bylaws, nominations for election as directors by stockholders at an annual meeting must be made in writing and delivered to the Company's Secretary not less than 14 days nor more than 120 days prior to the date of the meeting. If, however, notice of the meeting is given to stockholders less than 21 days prior to the meeting, the nominations must be received by the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders.

Directors' Compensation

         Prior to the Company's suspension of operations in 1998, non-employee directors (Directors McNay and Rosenfeld) were each paid an annual fee of $5,000 and a fee of $1,250 for each meeting attended in person, and were reimbursed for expenses incurred in attending Board meetings. Upon the suspension of operations, the Company discontinued paying director fees. It is uncertain when the Company will reinstitute the payment of director fees. Each of Directors McNay and Rosenfeld are owed director fees earned prior to the suspension of operations amounting to $13,916. It is uncertain when these amounts will be paid and whether these amounts will be paid with interest.

Summary Compensation Table

         The following table summarizes for the years indicated the compensation paid by the Company to each person who served as the Company's Chief Executive Officer during 1999. No other executive officer of the Company earned a salary and bonus for 1999 in excess of $100,000.

                                                                                                      Long Term
                                                              Annual Compensation                 Compensation Awards
                                                     -----------------------------------       -------------------------------------
                                                                                Other        Restricted
                                                                               Annual          Stock                      All Other
                                        Fiscal                              Compensation        Award        Options       Compen-
     Name and Principal Position         Year       Salary       Bonus         ($)(2)            ($)           (#)         sation
     ---------------------------         ----       ------       -----         ------            ---           ---         ------
Allan L. Goldstein, President and        1999         ---          ---          ---              ---        1,875,000        ---
Chief Executive Officer(1)               1998         ---          ---          ---              ---              ---        ---
                                         1997         ---          ---          ---              ---          455,121        ---
Michael L. Berman                        1999   $  22,816          ---          ---              ---              ---        ---
Former Chief Executive Officer           1998     104,617          ---          ---              ---              ---        ---
                                         1997     149,820          ---          ---              ---          682,682     $2,960

-----------------

(1) Dr. Goldstein was appointed Chief Executive Officer upon the resignation of Dr. Berman in July 1999.
(2) Neither Dr. Goldstein nor Dr. Berman received personal benefits or perquisites which exceeded the lesser of $50,000 or 10% of his salary and bonus.

         The following table sets forth certain information concerning grants of stock options to Drs. Goldstein and Berman during fiscal 1999.

                                 OPTION GRANTS IN LAST FISCAL YEAR
                            =====================================================================
                                                    Individual Grants
                            =====================================================================
                             Number of          % of Total
                              Shares             Options
                            Underlying          Granted to         Per Share
                              Options          Employees in        Exercise          Expiration
                              Granted          Fiscal Year           Price              Date
==================================================================================================
Allan L. Goldstein            1,875,000          100%               $0.04             08/15/09
Michael L. Berman                   ---          ---                  ---                ---
======================  =================== ================== ================= ==================

         The following table provides information as to the value of the stock options held by Drs. Goldstein and Berman as of December 31, 1999 and the values realized by them upon the exercise of stock options during fiscal 1999.

                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
                              ========================================================================================
                                                               Number of
                                                              Securities                        Value of
                                                               Underlying                      Unexercised
                                                              Unexercised                     In-the-Money
                                                              Options at                       Options at
                                                              FY-End (#)                       FY-End ($)
                             Shares                  =================================================================
         Name               Acquired       Value
                          on Exercise     Realized   Exercisable    Unexercisable    Exercisable      Unexercisable
                              (#)           ($)          (#)             (#)             ($)               ($)
=======================================================================================================================
Allan L. Goldstein            ---           $---      1,875,000          ---           $---(1)             $---
Michael L. Berman             ---            ---         ---             ---            ---                 ---
=======================================================================================================================

(1) An option is in-the-money if the exercise price of the option is less than the market value of the stock underlying the option. None of Dr. Goldstein's options were in-the-money as of December 31, 1999.


Certain Transactions

         Loan to Dr. Goldstein. In May 1994, the Company extended a loan in the amount of $149,000 to Dr. Goldstein for the purpose of enabling Dr. Goldstein to meet a margin call on a brokerage account collateralized by Company common stock at a time when the Board of Directors concluded that it would be contrary to the best interests of the Company for Dr. Goldstein to sell the shares. The loan was unsecured and had an interest rate equal to the prime rate, with all principal and interest due on the December 31, 1994 maturity date. The loan was repaid on January 1, 1995, in part with the proceeds of a second loan to Dr. Goldstein from the Company in the amount of $115,617 that was unsecured. The second loan has an interest rate of 11.5% and was to be repaid in 36 equal monthly installments.

         In February 1996, the terms of the second loan were amended to provide for the suspension of installment payments for 12 months, but with interest continuing to accrue. In March 1997 and December 1997, the terms of the loan were further amended to suspend installment payments an additional nine and twelve months, respectively, with interest continuing to accrue. The Company suspended operations in 1998 and principal and interest payments by Dr. Goldstein ceased during and subsequent to the suspension of operations. As of December 31, 1999, the balance owed by Dr. Goldstein was $69,674, which has been fully reserved by the Company as a doubtful collection. In July 2000, the Company agreed to waive all prior and subsequent interest during and after suspension of the Company's operations and approved a payment plan for the $69,674 owed by Dr. Goldstein to the Company in 36 equal monthly installments of $1,935.38. In August 2000, the Company agreed to pay Dr. Goldstein a consulting fee of $5,000 per month, $3,000 of which is paid in cash and the remaining $2,000 of which is retained by the Company and applied toward repayment of the loan.

         Consulting Agreement. On August 16, 1999, the Company entered into an agreement with Dr. Goldstein, J.J. Finkelstein, Richard J. Hindin and Sidney J. Silver to serve as financial and business consultants to the Company and manage the Company's affairs on an interim basis. This agreement was executed following suspension of the Company's operating activities due to insufficient funds. The agreement provides for the consultants to prepare a business plan specifying a proposed business strategy for the Company and evaluate financing and recapitalization proposals. The agreement also provides for the consultants to, among other things: work with the Company's creditors to eliminate or restructure its debts; work with governmental agencies to ensure regulatory compliance and allow continuation of the Company's business; recruit necessary management for the Company; and negotiate with companies interested in licensing or other business and financial relationships with the Company.

         In consideration for services provided to the Company, each of the consultants was granted an option to purchase 1,875,000 shares of Company common stock at an exercise price of $.04 per share, the then-fair market value. In February 2000, each consultant exercised his option in full. The Company accepted from each consultant as payment of the $75,000 exercise price a note payable to the Company in the amount of $75,000, accruing interest at 6.09% per annum and payable quarterly for 36 months beginning June 1, 2000. Each note is secured by the shares of Company common stock issued upon exercise of the consultant's option. Mr. Finkelstein, who is responsible for performing certain operating functions of the Company, also receives a monthly fee of $8,000. In addition, as noted above, Dr. Goldstein is paid a consulting fee of $5,000 per month. Mr. Silver is a partner in the law firm of Silver, Freedman & Taff, L.L.P. This firm has represented the Company in a variety of legal matters, including the negotiation of settlements with certain creditors and agreements with certain other parties.

           PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME

         The corporate name of the Company is currently "Alpha 1 Biomedicals, Inc." This name reflects what had been the Company's primary business focus for most of its history, namely, the commercialization of Thymosin alpha 1, a 28 amino acid peptide shown to regulate the immune system in animal models. The Company recently significantly reduced its commercial development efforts in this area by selling all rights and interests it had in Thymosin alpha 1. The Company's current primary business focus is the commercialization of Thymosin beta 4, a 43 amino acid peptide. The Company is concentrating its efforts on the use of Thymosin beta 4 for the treatment of injured tissue and non- healing wounds to enable more rapid repair and/or tissue regeneration. To better reflect the Company's current primary business focus, the Board of Directors recommends to the stockholders for their approval at the annual meeting an amendment to the Company's certificate of incorporation to change the Company's name from "Alpha 1 Biomedicals, Inc." to "RegeneRx Biopharmaceuticals, Inc."

         If the amendment is adopted, the first section of the Company's certificate of incorporation would be amended to read as follows:

         "1. Name. The name of the corporation is RegeneRx Biopharmaceuticals, Inc."

Vote Required For Approval

         The affirmative vote of the holders of a majority of the outstanding shares of Company common stock is required for approval of the proposed amendment to change the Company's name.

         The Board of Directors recommends a vote FOR this proposal.

           PROPOSAL 3 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

         On August 10, 2000, the Board of Directors approved a proposed amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock of the Company from 20,000,000 to 100,000,000. Stockholders are being asked to approve this proposed amendment at the annual meeting.

         The Company's certificate of incorporation currently authorizes the issuance of an aggregate of 20,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of October 23, 2000, 19,477,429 shares of the common stock were issued and outstanding, leaving only 522,571shares available for issuance. This is an insufficient number of shares to cover the shares underlying the outstanding warrants to purchase the Company's common stock (of which there are 1,326,666, with exercise prices ranging from $.10 to $.13 per share). If the amendment is not approved, each of the four consultants has agreed to permit the Company to repurchase from them shares at a price of $.04 per share (the exercise price of the options granted to the consultants pursuant to the consulting agreement and exercised by them in February 2000), on a pro rata basis, sufficient in number to allow for the exercise of any warrants sought to be exercised. In addition, if the amendment is not approved, the proposal to approve the Company's 2000 Stock Option and Incentive Plan (Proposal
4) will be deemed not to have been approved. No shares of preferred stock are outstanding.

         In addition to ensuring there are a sufficient number of shares to cover the Company's outstanding stock options and warrants, the amendment will give the Company greater flexibility in its financial affairs by making 80 million additional shares of common stock available for issuance by the Company in such transactions and at such times as the Board of Directors considers appropriate, whether in public or private offerings, as stock splits or dividends or in connection with mergers and acquisitions or otherwise. The Company's stockholders may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable law and the judgment of the Company's Board of Directors regarding the submission of the transaction to a vote of the Company's stockholders. The Company has no present plans or agreements for the issuance of the proposed additional shares of common stock.

         The additional shares of common stock authorized for issuance pursuant to the proposed amendment will have all of the rights and privileges which the presently outstanding shares of common stock possess; the increase in authorized shares will not affect the terms, or rights of holders, of existing shares of common stock. All outstanding shares would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors. Holders of common stock have no preemptive or conversion rights and are not subject to further calls or assessments by the Company. Because stockholders do not have preemptive rights, the interests of existing stockholders may (depending on the particular circumstances in which additional capital stock is issued) be diluted by any issuance of the proposed additional shares of common stock.

         It is possible that additional shares of common stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of the Company. Under such circumstances, the availability of authorized and unissued shares may make it more difficult for stockholders of the Company to obtain a premium for their shares. These authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. For instance, shares could be privately placed with purchasers who might cooperate with the Company's Board of Directors in opposing an attempt by a third party to gain control of the Company by voting the shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of the Company.

         Although the Company's Board of Directors does not currently anticipate issuing additional shares of common stock for purposes of preventing a takeover of the Company, the Company's Board of Directors reserves its right (consistent with its fiduciary responsibilities) to issue shares for that purpose.

         If the proposed amendment is adopted, the first sentence of the fourth section of the Company's certificate of incorporation would be amended to read as follows:

         "4. Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have the authority to issue is One Hundred One Million (101,000,000) shares divided into two classes of which One Million (1,000,000) shares of the par value of $.001 per share shall be designated Preferred Stock and One Hundred Million (100,000,000) shares of the par value of $.001 per share shall be designated Common Stock."

Vote Required For Approval

         The affirmative vote of the holders of a majority of the outstanding shares of Company common stock is required for approval of the proposed amendment to increase the number of authorized shares of common stock.

         The Board of Directors recommends a vote FOR this proposal.

        PROPOSAL 4 - APPROVAL OF THE 2000 STOCK OPTION AND INCENTIVE PLAN

Purpose

         The purpose of the 2000 Stock Option and Incentive Plan is to promote the long-term interests of the Company and its stockholders by attracting and retaining directors, officers, employees, consultants and advisors and motivating these persons to exert their best efforts on behalf of the Company.

         In furtherance of these objectives, the Company's Board of Directors has adopted the Stock Option Plan, subject to approval by the stockholders at the annual meeting. If Proposal 3, the proposed amendment to the Company's certificate of incorporation to increase the number of authorized shares, is not approved, then the proposal to approve the Stock Option Plan will be deemed not to have been approved. This is because the remaining number of shares currently authorized for issuance is not sufficient to allow for the exercise of options granted under the Stock Option Plan.

         A summary of the Stock Option Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Stock Option Plan, a copy of which is attached to this proxy statement as Appendix A.

Administration of the Stock Option Plan

         The Stock Option Plan will be administered by a committee comprised of either each member of the Board of Directors or two or more members of the Board of Directors appointed by the Board of Directors, each of whom must be an "outside director," as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and a "non-employee director," as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee will:

         o    select  persons  to  receive   options  from  among  the  eligible
              participants;

         o determine the number of shares underlying options granted to participants;

         o set the terms, conditions and provisions of the options consistent with the terms of the Stock Option Plan; and

         o    establish rules for the administration of the Stock Option Plan.

The Committee has the power to interpret the Stock Option Plan and to make all other determinations necessary or advisable for its administration.

         In granting options under the Stock Option Plan, the Committee will consider, among other factors, the value of the individual's services to the Company, and the added responsibilities of such individual being in the service of a public company.

Number of Shares That May Be Awarded

         Under the Stock Option Plan, the Committee may grant options for an aggregate of 1,000,000 shares of Company common stock. This amount represented approximately 5.13 percent of the shares issued and outstanding as of October 23, 2000. The Stock Option Plan also provides that no person may be granted options for more than 100,000 shares during any calendar year.

         The 1,000,000 shares of Company common stock available under the Stock Option Plan are subject to adjustment in the event of certain changes in the Company's capitalization, such as changes resulting from stock dividends and stock splits. As described in greater detail below, the total number of shares reserved for issuance under the Stock Option Plan may increase over time as a result of the "reload" feature contained in the Stock Option Plan.

Shares underlying options that expire or are terminated unexercised will be available again for issuance under the Stock Option Plan.

         The Stock Option Plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of Company common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the Company.

Reload Feature

         The number of shares available for options under the Stock Option Plan may be increased, from time to time and without stockholder approval, as a result of the plan's "reload" provision. Under the "reload" provision, additional shares may be added to the remaining shares available under the Stock Option Plan as follows:

         (i) shares repurchased by the Company, in the open market or otherwise, with an aggregate price no greater than the cash proceeds received by the Company from the exercise of options granted under the Stock Option Plan; and

         (ii) any shares of Company common stock surrendered to the Company in payment of the exercise price of stock options granted under the Stock Option Plan.

Eligibility to Receive Awards

         The Committee may grant options to directors, officers, employees, consultants and advisors of the Company. The Committee will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted.

Exercise Price of Options

         Under the terms of the Stock Option Plan, the exercise price of an option may not be less than the fair market value of the common stock on the date the option is granted. In the case of an "incentive stock option" (explained below) granted to a person who is the beneficial owner of more than ten percent of the outstanding shares of Company common stock, the exercise price must not be less than 110% of the fair market value of the common stock on the date of grant.

Exercisability of Options and Other Terms and Conditions

         Options under the Stock Option Plan may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the Internal Revenue Code, certain of the options granted under the Stock Option Plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date, except that an incentive stock option granted to a person who is the beneficial owner of more than ten percent of the outstanding shares of Company common stock may not be exercised later than five years after the grant date. Options which are not designated as and do not otherwise qualify as incentive stock options are referred to as "non-qualified stock options."

         The Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price of the stock option may be made. Unless otherwise determined by the Committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant will remain exercisable for the lesser of (i) three months following such termination of service (or one year following such termination of service, if the termination results from the participant's death or disability) and (ii) the period of time until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised will immediately be forfeited.

Effect of Change in Control

         Under the Stock Option Plan, if a tender offer or exchange offer for the Company's common stock (other than an offer by the Company) is commenced or a change in control of the Company occurs, unless the Committee has provided otherwise in the award agreement evidencing the grant of the option, all outstanding options granted under the Stock Option Plan which are not fully vested will vest in full. A "change in control" of the Company will be deemed to occur if any of the following events arise: (1) any person or group becomes the beneficial owner of 50 percent or more of the outstanding shares of Company common stock; (2) as a result of or in connection with any cash tender offer, merger, sale of assets or contested election, there is a change in a majority of the Company's Board of Directors; or (3) the Company's stockholders approve an agreement providing either for a transaction in which the Company will no longer be an independent publicly-owned company or for a sale of all or nearly all of the Company's assets.

Transferability of Options

         An incentive stock option awarded under the Stock Option Plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. A non-qualified stock option may be transferred during the lifetime of the person to whom it was granted pursuant to a qualified domestic relations order or by gift to any member of the person's immediate family or to a trust for the benefit of any member of the person's immediate family.

Effect of Merger on Option or Right

         Upon a merger or other business combination of the Company in which it is not the surviving entity (or in which it is the surviving entity, but where the shares of Company common stock are converted into other securities, cash or other property), the Stock Option Plan provides that each holder of an outstanding option will have the right, after consummation of the transaction and during the remaining term of the option, to receive upon exercise of the option an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the transaction in respect of a share of common stock over the exercise price of the option, multiplied by the number of shares of common stock with respect to which the option is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the transaction, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

Amendment and Termination

         The Stock Option Plan will remain in effect for a term of ten years, after which no options may be granted. The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion of the Stock Option Plan, except to the extent stockholder approval is necessary under any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Company's common stock may then be listed or quoted, or if the Company's Board of Directors, in its discretion, determines to seek stockholder approval. No amendment, suspension or termination of the plan, however, may impair the rights of any participant, without his or her consent, in any option grant made pursuant to the Stock Option Plan.

Federal Income Tax Consequences

         Under current federal tax law, a non-qualified stock option granted under the Stock Option Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to the Company. Upon the exercise of the non-qualified stock option, the excess of the market value of the shares acquired over their cost (i.e., the exercise price) is taxable to the optionee as ordinary income and is generally deductible by the Company. The optionee's tax basis for the shares is the market value of the shares at the time of exercise. Upon the sale of the shares, any appreciation in value of the shares from the time of exercise will be recognized by the optionee as a capital gain; this capital gain will be a short-term capital gain (and taxed at ordinary income rates) if the shares are sold within one year after the exercise and a long-term capital gain if the shares are sold more than one year after exercise.

         Neither the grant nor the exercise of an incentive stock option granted under the Stock Option Plan will result in any federal tax consequences to either the optionee or the Company. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price will be taxed as ordinary income and the Company will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the fair market value at the time of exercise will qualify as long-term capital gain if the shares are sold more than one year after the option is exercised. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame within which an incentive stock option may be exercised following termination of employment is extended to one year if the termination results from the death or disability of the optionee.

Vote Required for Approval

         The affirmative vote of a majority of the votes cast by the holders of shares present at the annual meeting in person or by proxy and entitled to vote is required to approve the Stock Option Plan.

         The Board of Directors recommends a vote "FOR" this proposal.

              PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF AUDITORS

         PricewaterhouseCoopers LLP, the independent accounting firm that was previously engaged as the principal accountant to audit the Company's financial statements, was dismissed effective April 25, 2000. The audit reports issued by PricewaterhouseCoopers LLP for the years ended December 31, 1996 and 1997 contained an explanatory paragraph expressing substantial doubt about the ability of the Company to continue as a going concern. The change in accountants was approved by the Company's Board of Directors. During the Company's two most recent fiscal years and the subsequent interim period through April 25, 2000, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused
PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement or disagreements in its report. Subsequent to March 6, 1998 there were no reports issued by PricewaterhouseCoopers LLP.

         Effective April 25, 2000, the Company engaged Reznick Fedder & Silverman P.C. as its principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and subsequent interim periods prior to the engagement of Reznick Fedder & Silverman, P.C., the Company did not, nor did anyone on the Company's behalf, consult Reznick Fedder & Silverman, P.C. regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the Company and PricewaterhouseCoopers LLP or an event described in paragraph 304(a)(1)(v) of the SEC's Regulation S-K.

         The Board of Directors has appointed Reznick Fedder & Silverman, P.C. as principal accountant for the fiscal year ending December 31, 2000, subject to the ratification of the appointment by stockholders at the annual meeting. A representative of Reznick Fedder & Silverman, P.C. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Vote Required For Approval

         The affirmative vote of a majority of the votes cast by the holders of shares present in person or by proxy at the annual meeting and entitled to vote is required to approve the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2000.

         The Board of Directors recommends a vote "FOR" this proposal.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented at the annual meeting. If any other matter properly comes before the stockholders for a vote at the annual meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.


                             ADDITIONAL INFORMATION

Proxy Solicitation Costs

         The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Stockholder Proposals for 2001 Annual Meeting

         If you intend to present a stockholder proposal at next year's annual meeting, your proposal must be received by the Company at its executive offices, located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, by December 26, 2000 to be eligible for inclusion in the Company's proxy materials for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's certificate of incorporation and bylaws and Delaware law.

         If you submit a proposal for presentation at next year's annual meeting that is not intended for inclusion in the Company's proxy materials, the persons named in the form of proxy sent by the Company to stockholders will have the discretion to vote on your proposal in accordance with their best judgment if your proposal is not received at the main office of the Company by March 12, 2001.

                                                                      APPENDIX A

                            ALPHA 1 BIOMEDICALS, INC.

                      2000 Stock Option and Incentive Plan


       1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers, employees, Consultants and Advisors of the Corporation and its Affiliates and to motivate such persons to exert their best efforts on behalf of the Corporation and its Affiliates.

       2. Definitions. The following definitions are applicable to the Plan:

       "Advisor" -- means an advisor retained by the Corporation or an Affiliate who: (i) is a natural person; and (ii) provides bona fide services to the Corporation or an Affiliate, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

       "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Sections 424(e) and (f), respectively, of the Code.

       "Board" -- means the board of directors of the Corporation.

       "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

       "Code" -- means the Internal Revenue Code of 1986, as amended.

       "Committee" -- means the Committee referred to in Section 3 hereof.

       "Consultant" -- means a consultant retained by the Corporation or a Affiliate who: (i) is a natural person; and (ii) provides bona fide services to the Corporation or an Affiliate, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

       "Corporation" -- means Alpha 1 Biomedicals, Inc., a Delaware corporation, and any successor thereto.

       "Disability" -- has the meaning assigned to such term in Section 22(e)(3) of the Code, or any successor provision.

       "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Option Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

       "Market Value" -- means, on the date in question (or, if the date in question is not a trading day, on the last trading day preceding the date in question), the per share closing price of the Shares on the principal securities exchange on which the Shares are listed (if the Shares are so listed), or on the Nasdaq Stock Market (if the Shares are listed on the Nasdaq Stock Market), or, if not listed on a securities exchange or the Nasdaq Stock Market, the average of the per share closing bid and ask prices of the Shares as reported on the OTC Bulletin Board, or, if such bid and ask prices are not reported on the OTC
Bulletin Board, as reported by any nationally recognized quotation service selected by the Committee, or, if no such price information is reported, the fair market value on such date of a Share as the Committee shall determine.

       "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

       "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

       "Option Agreement" -- means the agreement evidencing the grant of an Option under the Plan.

       "Participant" -- means any director, officer, employee, Consultant or Advisor of the Corporation or any Affiliate who is selected to receive an Option pursuant to Section 5.

       "Plan" -- means this Alpha 1 Biomedicals, Inc. 2000 Stock Option and Incentive Plan.

       "Shares" -- means the shares of common stock of the Corporation.

       "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, officer, employee, Consultant or Advisor of the Corporation or any Affiliate for purposes of a Non-Qualified Stock Option.

       3. Administration. The Plan shall be administered by a Committee consisting of either (i) each member of the Board, or (ii) two or more members of the Board appointed by the Board, each of whom (A) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (B) shall be a "non-employee director," as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any similar or successor provision. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Options; (ii) determine the number of Shares to be subject to types of Options generally, as well as to individual Options granted under the Plan; (iii) determine the terms and conditions upon which Options shall be granted under the Plan; (iv) prescribe the forms and terms of Option Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

       A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

       4.     Shares Subject to Plan.

              (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Options may be granted under the Plan is 1,000,000, plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Options may be granted under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Option which terminates shall not be considered to have been granted under the Plan, and new Options may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

              (b) During any calendar year, no Participant may be granted Options under the Plan with respect to more than 100,000 Shares, subject to adjustment as provided in Section 6.

       5. Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine:

                    (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided, further, that in the case of an Incentive Stock Option granted to an individual who, at the time of grant, is the beneficial owner of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate (a "Ten Percent Owner"), such exercise price shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                    (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than ten years in the case of a Non-Qualified Stock Option, ten years in the case of an Incentive Stock Option granted to a Participant who is not a Ten Percent Owner, and five years in the case of a Incentive Stock Option granted to a Participant who is a Ten Percent Owner.

                    (iii) Number of Shares and Time and Method of Exercise. The Committee shall determine the number of Shares underlying each Option and the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                    (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates. No Incentive Stock Option may be granted more than ten years after the effective date of the Plan, as set forth in Section 14. The aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                    (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Option Agreement evidencing the grant of the Option, upon Termination of Service of a Participant for any reason other than for Cause or due to death or Disability, each Option granted to the Participant, to the extent then exercisable, shall remain exercisable for the lesser of (A) three months following such Termination of Service and (B) the period of time until the expiration of the Option by its terms. Unless otherwise determined by the Committee and set forth in the Option Agreement evidencing the grant of the Option, upon Termination of Service of a Participant due to death or Disability, each Option granted to the Participant, to the extent then exercisable, shall remain exercisable for the lesser of (A) one year following such Termination of Service and (B) the period of time until the expiration of the Option by its terms. Upon Termination of Service of a Participant for Cause, each Option granted to the Participant, to the extent not previously exercised, shall immediately be forfeited.

       6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Options may be granted under the Plan and the number and class of shares underlying outstanding Options granted under the Plan (as well as the exercise price of each such outstanding Option) shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Option which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Option.

       7. Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

       8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Corporation with respect to which 50% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Option Agreement, all Options granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option which has previously been exercised or otherwise terminated shall become exercisable.

       9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. A Non-Qualified Stock Option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in
Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Option recipient, an Option shall be exercisable only by the Option recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

       10. Certain Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no director, officer, employee, Consultant, Advisor or other person shall have any claim or right to be granted an Option under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, Consultant or Advisor any right to be retained in the employ of or as a Consultant or Advisor to the Corporation or any Affiliate.

       11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       12. Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

       13.    Amendment or Termination.

              (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

              (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Option. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Option without the consent of the Participant or holder thereof, except as otherwise provided herein.

       14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

                                 REVOCABLE PROXY
                            ALPHA 1 BIOMEDICALS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 15, 2000

         The  undersigned  hereby  appoints  the Board of  Directors  of Alpha 1
Biomedicals, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Friday, December 15, 2000 at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, as indicated hereon.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AND FOR EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, the Company's Proxy Statement and the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.

                         (To be Signed on Reverse Side)

A |X|  Please mark
       your
       votes as in this
       example using
       dark ink only

                                            The Board of Directors recommends a vote "FOR" the election of the nominees named herein and "FOR" each of the proposals listed below

             FOR all       WITHHOLD
             nominees      AUTHORITY
             listed at     to vote for
             right (except all nominees
             as indicated
             on the line
               below)                                                                                            FOR AGAINST ABSTAIN
I. Election    o            o       Nominees:  ALLAN L. GOLDSTEIN    II.  The approval of a proposed amendment     o      o     o
   of                                          JOSEPH C. MCNAY            to the Company's certificate of
   Directors                                   ALBERT ROSENFELD           incorporation to change the Company's
   for one                                                                name from "Alpha 1 Biomedicals, Inc."
   year terms                                                             to RegeneRx Biopharmaceuticals, Inc."

Instructions: To withhold authority to vote from any                III.  The approval of a proposed amendment to     o      o     o
individual nominee but not all nominees, mark the                         the Company's certificate of incorporation
"FOR" box and write the name(s) of the nominee(s)                         to increase the number of shares of common
from which you wish to withhold your vote on the line                     stock authorized for issuance from 20,000,000
provided below.                                                           to 100,000,000.
--------------------------------------
                                                                     IV.  Conditioned upon approval of Proposal       o      o     o
                                                                          III, the approval of the Company's
                                                                          2000 Stock Option and Incentive Plan.

                                                                      V.  The ratification of the appointment of      o      o     o
                                                                          Reznick Fedder & Silverman, P.C. as
                                                                          independent auditors for the Company for
                                                                          the fiscal year ending December 31, 2000.

                                                                      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

                                                                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                                                     This proxy may be revoked at any time before it is voted by:
                                                                     (i)filing with the Secretary of the Company at or before the
                                                                     Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy
                                                                     relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the
                                                                     Meeting will not in and of itself constitute revocation of this
                                                                     Proxy).  If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

                                                                     PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                                                                     ENCLOSED POSTAGED-PAID ENVELOPE


Sign and Print name of Stockholder_______________________________ Dated________
Sign and Print name of Stockholder_______________________________ Dated________

NOTE: Please sign exactly as your name appears above on this card. When signing as attor executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. -